Exhibit 10.3

KANBAY INTERNATIONAL, INC.
REGISTRATION RIGHTS AGREEMENT AND CONSENT

THIS REGISTRATION RIGHTS AGREEMENT AND CONSENT (this “Agreement”), dated as of March 9, 2006 is between Kanbay International, Inc., a Delaware corporation (the “Company”), and the investors listed in Annex I hereto (the “Investors”).

AGREEMENTS

In consideration of the promises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions. In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement.

“Adjoined” means Adjoined Consulting, Inc., a Delaware corporation.

“Closing Date” means the date of the closing of the transactions contemplated by the Merger Agreement.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the Common Stock, $0.001 par value per share, of the Company and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

“Effective Date” means the date the Resale Registration Statement is declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Merger” shall have the meaning given such term in the Merger Agreement.

“Merger Agreement” means that certain Merger Agreement, dated as of February 13, 2006, by and among the Company, Kanbay Consulting, LLC, a Delaware limited liability company, Adjoined and the “Owners” listed on the signature pages thereto.

“NASD” shall have the meaning given such term in Section 2.8(h).

“Owners’ Representative” shall have the meaning given such term in the Merger Agreement.

“Person” means an entity, individual, corporation, limited liability company, partnership, joint venture, trust, association, unincorporated association, university, or unlimited liability company organization, or other entity or a government, or any agency or political subdivision thereof.

“Registrable Shares” means at any time (i) the shares of Common Stock set forth on Annex I hereto; (ii) any other shares of Common Stock acquired by the Investors pursuant to the Merger Agreement; (iii) any shares of Common Stock which were issued as, or issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of any shares referred to in (i) or (ii); and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i), (ii) or (iii); provided, however, that Registrable Shares shall not include any shares which have been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire such Registrable Shares, whether or not such acquisition actually has been effected.

“Resale Registration Statement” means the registration statement filed pursuant to Section 2.2.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2.             Registration Rights

2.1           Piggy Back Registrations. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act (including pursuant to a demand for registration of any stockholder of the Company) any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents relating to Common Stock to be issued solely in connection with any acquisition of any entity or business or Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to the Owners’ Representative (on behalf of each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares), written notice of such determination specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, whether or not such registration will be in connection with an underwritten offering of its Common Stock and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a “best efforts” or “firm commitment” underwriting) and, if within fifteen (15) days after receipt of such notice, the Owners’ Representative shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares the Owners’ Representative requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter may impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall promptly advise the Owners’ Representative (on behalf of each holder of Registrable Shares) of such advice and may require by written notice that, to the extent necessary to meet such limitation, all holders of Registrable Shares proposing to sell Common Stock in such public offering shall share pro rata in the number of shares to be excluded from such offering, such sharing to be based on the respective numbers of shares as to which registration has been requested. No incidental right under this Section 2.1 shall be construed to limit the registration required under Section 2.2. The Company shall be required to effect no more than five (5) registrations pursuant to this Section 2.1.

2.2           Required Registration. No later than April 8, 2006, the Company shall file with the Commission a registration statement covering the resale of the Registrable Shares for an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the Commission pursuant to the Securities Act or any similar rule or regulation hereafter adopted by the Commission. Such registration statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Shares on Form S-3, in which case such registration statement shall be on another appropriate form in accordance with the Securities Act). The Company shall cause such registration statement to be declared effective by the Commission as expeditiously as possible after the Company’s filing of a Current Report on Form 8-K disclosing the 2005 audited financial statements of Adjoined Consulting, Inc.

2.3           Effectiveness. The Company will use its best efforts to maintain the effectiveness for such time as the underwriters need to complete the distribution of the registered offering (or until the second anniversary of the Closing Date in the case of the Resale Registration Statement; provided, however, that such two-year period shall be extended by that number of days included in a Blackout

Period imposed by the Company pursuant to this Section 2.3.) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus or prospectus supplement contained in any such registration statement as it may reasonably request.

Notwithstanding anything in this Agreement to the contrary, at any time after the Effective Date, the Company shall have the right to suspend sales under the Resale Registration Statement for a period of not more than 45 days (a “Blackout Period”), if the Company shall furnish to the Owners’ Representative (who shall forward such certificate to the other holders of Registrable Shares) a certificate signed by the Chief Financial Officer of the Company stating that, in his good faith judgment based on the advice of outside legal counsel for the Company, sales under such registration statement need to be suspended because the Company would otherwise be required to disclose material information which the Company has a bona fide business purpose for preserving as confidential; provided that the Company shall notify the holders of Registrable Shares that sales pursuant to such registration statement may be resumed as soon as such need to suspend sales no longer applies (and shall be deemed to have so notified the holders of Registrable Shares on the 45th day after the date of the aforementioned certificate if notice has not theretofore actually been given); provided further that in no event shall the Blackout Period extend beyond the date the Company is otherwise required to disclose such material information pursuant to the rules and regulations of the Commission (including on Form 8-K) or Nasdaq; and provided further that the Company shall be entitled to only one Blackout Period. The Owners’ Representative shall be, and hereby is, indemnified and saved harmless by the Company from all losses, liabilities, costs and expenses, including reasonable attorney fees and expenses, which may be incurred by him arising from or associated with the timing or manner in which he notifies the holders of Registrable Shares of the imposition of the Blackout Period, unless such losses, liabilities, costs and expenses shall have been finally adjudicated to have resulted from the willful misconduct or gross negligence of the Owners’ Representative, and such indemnification shall survive his resignation or removal as Owners’ Representative, or the termination of this Agreement.

2.4           Indemnification of Holder of Registrable Shares.

(a)           In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder, its officers, directors, managers, affiliates and partners and each underwriter of the Registrable Shares (including their officers, directors, managers, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder, its officers, directors, managers, affiliates and partners and each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares (in the case of indemnification of such holder), any such underwriter (in the case of indemnification of such underwriter) or any such controlling Person (in the case of indemnification of such controlling person) expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of Registrable Shares by such holder.

(b)           Promptly after receipt by any holder of Registrable Shares, its officers, directors, managers, affiliates and partners or any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, its officers, directors, managers, affiliates and partners or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof (provided that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

(c)           Such holder of Registrable Shares, its officers, directors, managers, affiliates and partners and any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized in writing by the Company or counsel to the holder of Registrable Shares, its officers, directors, managers, affiliates and partners, the underwriter or any controlling Person has determined that defenses not available to the Company exist for such party or the interests of such party and the Company may be adverse. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company’s written consent. The Company shall not, except with the approval of each party being indemnified under this Section 2.4, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement provides solely for the payment of damages, costs or expenses by the Company to any claimant or plaintiff and includes as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability with respect to such claim or litigation.

(d)           In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any holder of Registrable Shares exercising rights under this Section 2, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 2.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.4 provides for indemnification in such case, then the Company and such holder of Registrable Shares will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other; provided, however, that, in any such case, (i) no such holder will be required to contribute any amount in excess of the public offering price, less underwriters’ discounts and commissions (the “Net Proceeds”), of all such Registrable Shares offered by it pursuant to such registration statement; and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

2.5           Indemnification of Company.

(a)           In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that such holder’s obligations hereunder shall be limited to an amount equal to the Net Proceeds received by such holder of Registrable Shares sold in such registration.

(b)           Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof (provided that failure to so notify such holder shall not relieve such holder from any liability it may have hereunder), and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such holder of Registrable Shares shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized in writing by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any Person for any settlement of any such action effected without such holder’s written consent.

(c)           In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company exercising its rights under this Section 2, makes a claim for indemnification pursuant to this Section 2.5, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 2.5 provides for indemnification, in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other; provided, however, that, in any such case, (i) no such holder will be required to contribute any amount in excess of the Net Proceeds of the sale of all such Registrable Shares offered by it pursuant to such registration statement; and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

2.6           Exchange Act Registration. So long as the Company remains subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to timely file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to its Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Shares without registration. The Company agrees to use its best efforts to facilitate and expedite transfers of the Registrable Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Shares.

2.7           Damages. The Company recognizes and agrees that the holder of Registrable Shares will not have an adequate remedy if the Company fails to comply with this Section 2 and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other Person entitled to the benefits of this Section 2 requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Section 2.

2.8           Further Obligations of the Company. Whenever the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

(a)           Prepare and file with the Commission on any appropriate form a registration statement with respect to such Registrable Shares and, subject to Section 2.2, use its best efforts to cause such registration statement to become effective;

(b)           Subject to Section 2.3, prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares and other securities covered by such registration statement until the earlier of (i) such time as all such Registrable Shares and other securities have been disposed of in accordance with the intended methods of disposition by the holder or holders thereof set forth in such registration statement, or (ii) in the case of a Resale Registration Statement, the second anniversary of the Closing Date.

(c)           Furnish to each selling holder of such Registrable Shares such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such holder may reasonably request in order to facilitate the sale or disposition of such Registrable Shares;

(d)           Use best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or “Blue Sky” laws of such jurisdictions as any selling holder may reasonably request and do any and all other acts and things that may be necessary to enable such holder to consummate the disposition in such jurisdictions of its Registrable Shares covered by such registration statement; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

(e)           Furnish to each selling holder a signed counterpart, addressed to the selling holders, of

(i)            an opinion of counsel for the Company, dated the effective date of the registration statement and the closing of the sale of any securities thereunder, as well as a consent to be named in the registration statement or any prospectus thereto, and

(ii)           “comfort” letters as well as an audit opinion and consent to be named in the registration statement or any prospectus relating thereto signed by the Company’s independent public accountants who have examined and reported on the Company’s financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants’ “comfort” letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ “comfort” letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or “comfort” letters to the underwriters in an underwritten public offering of securities;

(f)            Give the holders of Registrable Shares on whose behalf such Registrable Shares are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records, and will give them the right to copy such books and records, and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued a report on its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

(g)           Furnish to each selling holder of Registrable Shares a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

(h)           Use its best efforts to ensure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc. (the “NASD”);

(i)            Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission; and

(j)            Immediately notify each holder of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary to amend or supplement such prospectus to comply with law, and at the request of any such holder prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law.

Whenever under this Section 2 the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder agrees to timely provide to the Company, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Shares.

2.9           Expenses. In the case of each registration effected hereunder, the Company shall bear all reasonable costs and expenses of each such registration on behalf of the selling holders of Registrable Shares, including, but not limited to, the Company’s printing, legal and accounting fees and expenses, Commission and NASD filing fees and “Blue Sky” fees and expenses and the reasonable fees and disbursements of one counsel for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters’ commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of the Registrable Shares, or the fees and expenses of more than one counsel for the selling holders of Registrable Shares in connection with the registration of the Registrable Shares. The Company shall pay all expenses of the holders of the Registrable Shares in connection with any registration initiated pursuant to this Section 2 which is withdrawn, delayed or abandoned at the request of the Company, except if such withdrawal, delay or abandonment is caused by the fraud, material misstatement or omission of a material fact by a holder of Registrable Shares to be included in such registration.

2.10         Transferability. The rights to register securities granted by the Company under this Section 2 may be assigned by any holder of the Registrable Shares provided that such transfer may otherwise be and is effected in accordance with applicable securities laws.

2.11         Mergers, etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving entity unless the proposed surviving entity shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under Section 2 of this Agreement, and for that purpose references hereunder to Registrable Shares shall be deemed to be references to the securities which the Investor would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization.

2.12         Lock-up Without the prior written consent of the Company, no Investor shall, pursuant to the Resale Registration Statement, sell or otherwise dispose of (a) any Registrable Shares during the 90-day period immediately following the Effective Date, and (b) more than 50% of the Registrable Shares held by such Investor during the succeeding 90-day period commencing 90 days after the Effective Date.

3.             CONSENT TO MERGER

3.1           Consent to Merger. Each Investor, in his, her or its capacity as a holder of shares of Adjoined capital stock, as evidenced by his, her or its signature hereto, does hereby waive all notice of the time, place and purposes of a special meeting of Adjoined’s stockholders for the purpose of adopting the Merger Agreement and approving the Merger, and pursuant to the Delaware General Corporation Law, does hereby consent in writing to the adoption of the Merger Agreement and the approval of the Merger pursuant to the terms of the Merger Agreement.

3.2           Agreement to bound by Merger Agreement. Each Investor hereby acknowledges and agrees that, by executing this Agreement, such Investor hereby agrees to be bound by the terms of the Merger Agreement, including without limitation the establishment of the Escrow Fund (as defined in the Merger Agreement), the indemnification provisions set forth in the Merger Agreement, and the appointment of, and other provisions related to, the Owners’ Representative (as defined in the Merger Agreement).

4.             MISCELLANEOUS

4.1           Amendments and Waivers. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company shall obtain the written consent of the Owners’ Representative. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4.2           Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and the Investors and their respective heirs, successors and assigns, except that (i) the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the written consent of the Owners’ Representative and (ii) the Investors may assign or otherwise transfer their rights under this Agreement only in accordance with this Agreement.

4.3           Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

4.4           Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, sent by facsimile or delivered as follows:

If to the Investors: to the Owners’ Representative at the following address: Matthew Newton c/o Columbia Capital, 201 North Union Street, Suite 300, Alexandria, Virginia 22314, facsimile: (703) 519-5870 or at such other address as to which the Owners’ Representative may inform the other parties in writing in compliance with the terms of this Section 4.4.

If to the Company: to 6400 Shafer Court Suite 100, Rosemont, Illinois 60018, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section 4.4.

All such notices and other communications shall be deemed to have been given and received:

(a)           in the case of personal delivery, on the date of such delivery,

(b)           in the case of delivery by facsimile communication, on the date of such delivery,

(c)           in the case of delivery by nationally-recognized, overnight courier, on the business day following dispatch, and

(d)           in the case of mailing, on the third business day following such mailing.

4.5           Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, and without giving effect to choice of laws provisions.

4.6           Execution In Counterparts. This Agreement may be executed in any number of original or facsimile counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

4.7           Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction or other tribunal shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

4.8           Additional Holders. Provided that the Company has obtained all necessary contractual consents, the Company may add any Person as a holder of Registrable Shares hereunder, to be bound by the terms and provisions of this Agreement (to the extent not already a party to this Agreement). Such additional parties may be added hereunder by execution of an agreement to be bound hereby and without the necessity of amending this Agreement. The Company shall revise from time to time, as necessary, Annex I hereto to reflect any additional parties and provide copies of such updated schedule to any holder of Registrable Shares upon written request.

4.9           Final Agreement. This Agreement and all other agreements executed and delivered herewith constitute the entire agreement between the parties, and supersede all prior agreements and understandings concerning the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

EXECUTED as of the date first written above.

COMPANY:

KANBAY INTERNATIONAL, INC.

By:	/s/ William F. Weissman
William F. Weissman, Executive Vice-President, Chief Financial Officer and Secretary

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Keylor Acosta
Print Name: Keylor Acosta

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Joseph Albanese
Print Name: Joseph Albanese

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Peter Albers
Print Name: Peter Albers

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Lou Ann Alberts
Print Name: Lou Ann Alberts

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Daniel A. Albright
Print Name: Daniel A. Albright

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Paschal Gene Allen
Print Name: Paschal Gene Allen

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Ada Almonacid
Print Name: Ada Almonacid

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Margaret Alvarez
Print Name: Margaret Alvarez

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Luis F. Amadeo
Print Name: Luis F. Amadeo

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Corey Ark
Print Name: Corey Ark

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Susan R. Asch
Print Name: Susan R. Asch

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Pierre Audant
Print Name: Pierre Audant

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Paul Aviles
Print Name: Paul Aviles

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jason Baer
Print Name: Jason Baer

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Dale M. Baker
Print Name: Dale M. Baker

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Sreenivasa R Balusu
Print Name: Sreenivasa R Balusu

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Tahir Bangash
Print Name: Tahir Bangash

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Scott F. Barnes
Print Name: Scott F. Barnes

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Susan Bastos
Print Name: Susan Bastos

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Michael W. Belforte
Print Name: Michael W. Belforte

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ James M Bennett
Print Name: James M Bennett

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Richard K. Berkowitz
Print Name: Richard K. Berkowitz

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jacques Berube
Print Name: Jacques Berube

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Sushil Bhat
Print Name: Sushil Bhat

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Gregory Bloom
Print Name: Gregory Bloom

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Timothy Boeddeker
Print Name: Timothy Boeddeker

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Robert Borelli
Print Name: Robert Borelli

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Cynthia D. Borgman
Print Name: Cynthia D. Borgman

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Beverley Maria Broderick
Print Name: Beverley Maria Broderick

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Stuart Broderick
Print Name: Stuart Broderick

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jessica D. Brower
Print Name: Jessica D. Brower

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Benjamin D. Brown
Print Name: Benjamin D. Brown

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Vera R. Buchholz Revocable Trust U/A/D 2/18/97
Print Name of Investor

By:	/s/ David L. Buchholz /s/ Vera R. Buchholz
Name:	David L. Buchholz – Trustee Vera R. Buchholz – Trustee
Title:

Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

/s/ David L. Buchholz
Print Name: David L. Buchholz

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ John Stephen Buly
Print Name: John Stephen Buly

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

C/max Capital Limited Partnership – III
Print Name of Investor

By:	/s/ Marc M. Watson
Name:	Marc M. Watson
Title:	Managing Member
C/max Capital – III, LLC

Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

C/max Capital (Extente Investment G.P.) Limited Partnership IV
Print Name of Investor

By:	/s/ Marc M. Watson
Name:	Marc M. Watson
Title:	Managing Member
C/max Capital (Extente Investment G.P.) Limited Partnership IV

Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jonathan A. Cabelly
Print Name: Jonathan A. Cabelly

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Nicole A Caldeira
Print Name: Nicole A Caldeira

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Salvano J. Cardozo
Print Name: Salvano J. Cardozo

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Timothy A Carlin
Print Name: Timothy A Carlin

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Emilio Cavaceppi
Print Name: Emilio Cavaceppi

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Lawrence Chu
Print Name: Lawrence Chu

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

CIMA Consulting Group Inc.
Print Name of Investor

By:	/s/ Michael Greene
Name:	Michael Greene
Title:	Director

Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ John C Clarke
Print Name: John C Clarke

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Joseph Cline
Print Name: Joseph Cline

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jeffrey J. Collins
Print Name: Jeffrey J. Collins

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Linda Collins
Print Name: Linda Collins

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Columbia Capital Equity Partners III (QP), L.P.
Print Name of Investor

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	CFO

Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Columbia Adjoined Partners III, LLC
Print Name of Investor

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	CFO

Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Garry Coombs
Print Name: Garry Coombs

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Joseph P. Cordeiro
Print Name: Joseph P. Cordeiro

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Ian M. Coughlin
Print Name: Ian M. Coughlin

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Adam C. Coulton
Print Name: Adam C. Coulton

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Alex Cox
Print Name: Alex Cox

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Hal S. Crawford
Print Name: Hal S. Crawford

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Alan Crowther
Print Name: Alan Crowther

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ John B. Cubitt
Print Name: John B. Cubitt

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Daniel J. Curran
Print Name: Daniel J. Curran

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Ann Curtis
Print Name: Ann Curtis

Social Security No.: - -
TRN No: 101 585 438

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Marsha Davis
Print Name: Marsha Davis

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ John DePalma
Print Name: John DePalma

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Kiran Desai
Print Name: Kiran Desai

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Lisa Desmond
Print Name: Lisa Desmond

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Shin I Donlan
Print Name: Shin I Donlan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ William Martin Donlan
Print Name: William Martin Donlan

Social Security No.: - -

Address:

 [REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Lionel Douglas
Print Name: Lionel Douglas

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ George Droder
Print Name: George Droder

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Andrew Duncan
Print Name: Andrew Duncan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Sally A. Egan
Print Name: Sally A. Egan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Rolf B. Erickson
Print Name: Rolf B. Erickson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Brian D. Eustis
Print Name: Brian D. Eustis

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Amy Evans
Print Name: Amy Evans

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Valentine Ezike
Print Name: Valentine Ezike

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ James A Feeney III
Print Name: James A Feeney III

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Kevin Feit
Print Name: Kevin Feit

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Peter M. Finley
Print Name: Peter M. Finley

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Gregory D. Flores
Print Name: Gregory D. Flores

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Carlos Florez
Print Name: Carlos Florez

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Victoria Flowers
Print Name: Victoria Flowers

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Justin Folkers
Print Name: Justin Folkers

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jeffrey D. Forman
Print Name: Jeffrey D. Forman

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jason Fortier
Print Name: Jason Fortier

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Amy Fowler
Print Name: Amy Fowler

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Corine Franco
Print Name: Corine Franco

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Rich Frank
Print Name: Rich Frank

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Mrugajit Gaekwad
Print Name: Mrugajit Gaekwad

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Michael T Gallo
Print Name: Michael T Gallo

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Judith Garcia
Print Name: Judith Garcia

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Madeleine Garcia
Print Name: Madeleine Garcia

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Mark Gehring
Print Name: Mark Gehring

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Nkobi George
Print Name: Nkobi George

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Xavier George
Print Name: Xavier George

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Michael Golden
Print Name: Michael Golden

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Fernando Gomez Peniche
Print Name: Fernando Gomez Peniche

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Helen Gomez Mopsick
Print Name: Helen Gomez Mopsick

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Alexander Gonenne
Print Name: Alexander Gonenne

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Alejandro Gonzalez
Print Name: Alejandro Gonzalez

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Adarsh Gupta
Print Name: Adarsh Gupta

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Cameron Hall
Print Name: Cameron Hall

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Laurence R. Harper III
Print Name: Laurence R. Harper III

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Michael M Hawn
Print Name: Michael M Hawn

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Pieter Hendrichus
Print Name: Pieter Hendrichus

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jose Hernando
Print Name: Jose Hernando

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Stephen A. Hinman
Print Name: Stephen A. Hinman

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Remon Hogguer
Print Name: Remon Hogguer

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ April Hurless
Print Name: April Hurless

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Ronald E Imhoff
Print Name: Ronald E Imhoff

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Eric Issa
Print Name: Eric Issa

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Alka Jain
Print Name: Alka Jain

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Rupali Jain
Print Name: Rupali Jain

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Mark Jaster
Print Name: Mark Jaster

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ John A. Jenny
Print Name: John A. Jenny

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jeff David Johnson
Print Name: Jeff David Johnson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jeffrey Johnson
Print Name: Jeffrey Johnson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Marc C. Jonas
Print Name: Marc C. Jonas

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Donald M. Joo, Jr.
Print Name: Donald M. Joo, Jr.

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Jacqueline Jordan
Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jacqueline Jordan
Print Name: Jacqueline Jordan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Patrick Junor
Print Name: Patrick Junor

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jurriaan Kalff
Print Name: Jurriaan Kalff

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Michael Kalman
Print Name: Michael Kalman

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Sanjeev Kandlikar
Print Name: Sanjeev Kandlikar

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Michael Karl
Print Name: Michael Karl

Social Security No.: - -

Address:

 [REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Csaba Kendrella
Print Name: Csaba Kendrella

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Bernadette Kim
Print Name: Bernadette Kim

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Beate Kirmse
Print Name: Beate Kirmse

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Alex Kiselman
Print Name: Alex Kiselman

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Robert Klein
Print Name: Robert Klein

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Robert Kuhn
Print Name: Robert Kuhn

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Kristie Kushner
Print Name: Kristie Kushner

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Leesa Lafferre-Thomas
Print Name: Leesa Lafferre-Thomas

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Rhea Lahiri
Print Name: Rhea Lahiri

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Gary Dean Landis Jr
Print Name: Gary Dean Landis Jr

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Joel G. Laramee
Print Name: Joel G. Laramee

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Julian Howard Lloyd
Print Name: Julian Howard Lloyd

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Mark A. Loth
Print Name: Mark A. Loth

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Richard M. Love
Print Name: Richard M. Love

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Vincent Lubsey
Print Name: Vincent Lubsey

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Michael J. Lyew-Sang
Print Name: Michael J. Lyew-Sang

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Marc Lyonnais
Print Name: Marc Lyonnais

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Rodney Magnus
Print Name: Rodney Magnus

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Kevin Mahon
Print Name: Kevin Mahon

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Britt Maillet
Print Name: Britt Maillet

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Lourdes M. Marcet
Print Name: Lourdes M. Marcet

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Helena L. May
Print Name: Helena L. May

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ John F. McCaffrey
Print Name: John F. McCaffrey

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Brian McConnell
Print Name: Brian McConnell

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Sean McFarland
Print Name: Sean McFarland

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Bryan McKenzie
Print Name: Bryan McKenzie

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Maryann Mckeown
Print Name: Maryann Mckeown

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Erin Melick
Print Name: Erin Melick

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Ralf Meuter
Print Name: Ralf Meuter

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Frazer N. Middleton
Print Name: Frazer N. Middleton

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Christopher B. Miller
Print Name: Christopher B. Miller

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Winston Mitchell
Print Name: Winston Mitchell

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ June L. Molina
Print Name: June L. Molina

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Prasad Mokkarala
Print Name: Prasad Mokkarala

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Eric Monroe
Print Name: Eric Monroe

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Ian Moore
Print Name: Ian Moore

Social Security No.: - - NA

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jason Moore
Print Name: Jason Moore

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ James Morgenstein
Print Name: James Morgenstein

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Joseph Moye
Print Name: Joseph Moye

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Donovan Murray
Print Name: Donovan Murray

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jennifer Musumano
Print Name: Jennifer Musumano

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Tamas Nagy
Print Name: Tamas Nagy

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Christina M Nargi
Print Name: Christina M Nargi

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

New River Capital Partners, LP
Print Name of Investor

By:	/s/ Thomas Byrne
Name:Thomas Byrne
Title:Partner

Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

Noro-Moseley Partners V, L. P.
By:	Moseley & Company V, LLC., General Partner	By:
Name:
By:	/s/ Alan J. Turtle	Title:
Member
Alan J. Turtle
Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

Noro-Moseley Partners V-B, L.P.
By:	Moeley & Company V, L.LC., General Partner	By:
Name:
By:	/s/ Alan J. Turtle	Title:
Member
Alan J. Turtle
Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ David A. Northington
Print Name: David A. Northington

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Todd D. Northrop
Print Name: Todd D. Northrop

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Janet Nowlin
Print Name: Janet Nowlin

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Sergio Nunez
Print Name: Sergio Nunez

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Kristi Ohlsten
Print Name: Kristi Ohlsten

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Bhawna Ojha
Print Name: Bhawna Ojha

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Daniel T. O’Keete
Print Name: Daniel T. O’Keete

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jennifer Oliveri
Print Name: Jennifer Oliveri

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Tee Lea Ong
Print Name: Tee Lea Ong

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Carrie Oreamuno
Print Name: Carrie Oreamuno

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Eleazar Ortega
Print Name: Eleazar Ortega

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Anthony Palacios
Print Name: Anthony Palacios

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Meetul B. Patel
Print Name: Meetul B. Patel

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Gary Patterson
Print Name: Gary Patterson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jennifer Peck
Print Name: Jennifer Peck

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Oscar Perez
Print Name: Oscar Perez

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Christopher B. Pickett
Print Name: Christopher B. Pickett

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Archer Pippin
Print Name: Archer Pippin

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Mark Piro
Print Name: Mark Piro

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Paul Plett
Print Name: Paul Plett

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Peter Andrew Prinz
Print Name: Peter Andrew Prinz

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Ileana O. Pruitt
Print Name: Ileana O. Pruitt

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Ryan William Pruitt
Print Name: Ryan William Pruitt

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Sharron M. Pruitt
Print Name: Sharron M. Pruitt

Social Security No.: - -

Address:

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Thomas W. Pruitt
Print Name: Thomas W. Pruitt

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Pruitt Enterprises, L.P.
Print Name of Investor

By:	/s/ William D Pruitt
Name: William D Pruitt
Title:	President, Pruitt Ventures, Inc.
General Partner

Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Micah Quarles
Print Name: Micah Quarles

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Ashish Raghav
Print Name: Ashish Raghav

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Michelle Raghunandan
Print Name: Michelle Raghunandan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Priyadarshini Rajagopalan
Print Name: Priyadarshini Rajagopalan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Daniel E. Reed
Print Name: Daniel E. Reed

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Kevin Reid
Print Name: Kevin Reid

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Reid Holdings, L.P.
Print Name of Investor

By:	/s/ Kevin Reid
Name:	Kevin Reid
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Mark Reid
Print Name: Mark Reid

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Frank E. Reilly Jr.
Print Name: Frank E. Reilly Jr.

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Paul Reussow
Print Name: Paul Reussow

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Sapphire Consulting
Print Name of Investor

By:	/s/ Susan Richards
Name:	Susan Richards
Title:	Officer

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

If Investor is an individual sign below:

/s/ Nadine D. Richardson
Print Name: Nadine D. Richardson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Thomas Richardson
Print Name: Thomas Richardson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ William E. Richardson
Print Name: William E. Richardson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jose A Rivera Jr.
Print Name: Jose A Rivera Jr.

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Deborah D. Roberts
Print Name: Deborah D. Roberts

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jeffery W Roberts
Print Name: Jeffery W Roberts

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Charles Robichaud
Print Name: Charles Robichaud

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Judith M. Robinson
Print Name: Judith M. Robinson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Hector Rodriguez
Print Name: Hector Rodriguez

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Kenan Rodrigues
Print Name: Kenan Rodrigues

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Betty Jean Rogers
Print Name: Betty Jean Rogers

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ David J. Rogers
Print Name: David J. Rogers

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Richard B. Rogers
Print Name: Richard B. Rogers

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Rogers Capital
Print Name of Investor

By:	/s/ Rodney J. Rogers
Name:	Rodney J. Rogers
Title:	President

Taxpayer Id. No.: 651-00-9633

Address:

If Investor is an individual sign below:

/s/ Rodney J. Rogers
Print Name: Rodney J. Rogers

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Violet I. Rogers
Print Name: Violet I. Rogers

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Douglas Ramain
Print Name: Douglas Ramain

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ David Rosner
Print Name: David Rosner

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Brian A. Ross
Print Name: Brian A. Ross

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Mary Santos
Print Name: Mary Santos

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Joseph Schady
Print Name: Joseph Schady

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Dennis Scholl
Print Name: Dennis Scholl

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Hugo Segovia
Print Name: Hugo Segovia

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Phyllis B Sharpton
Print Name: Phyllis B Sharpton

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Natalie A. Shaw
Print Name: Natalie A. Shaw

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Hiten Shroff
Print Name: Hiten Shroff

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Kimberly E. Silver
Print Name: Kimberly E. Silver

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Carlos Soares
Print Name: Carlos Soares

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Ken M. Sonderholm
Print Name: Ken M. Sonderholm

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Nodja Specht
Print Name: Nodja Specht

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Christopher S. Spence
Print Name: Christopher S. Spence

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Lee Spitalnick
Print Name: Lee Spitalnick

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Dennis St. John
Print Name: Dennis St. John

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Angel Suarez
Print Name: Angel Suarez

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Michael B. Sullivan
Print Name: Michael B Sullivan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Sean T. Sullivan
Print Name: Sean T. Sullivan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Gautam Sundararajan
Print Name: Gautam Sundararajan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Dean L. Swan
Print Name: Dean L. Swan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Corey Swenson
Print Name: Corey Swenson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Arpad Szasz
Print Name: Arpad Szasz

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Garrett Sznip
Print Name: Garrett Sznip

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Gagan Tandon
Print Name: Gagan Tandon

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Zafer Murat Tartan
Print Name: Zafer Murat Tartan

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Thomas Haynes Taylor
Print Name: Thomas Haynes Taylor

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Orlando Tejedur
Print Name: Orlando Tejedur

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

The Michael Rosenbloom Revocable Trust

/s/ Michael Rosenbloom
Print Name: Michael Rosenbloom, Trust

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Craig Theobald
Print Name: Craig Theobald

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Adam C. Therrell
Print Name: Adam C. Therrell

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Tom L. Tiede
Print Name: Tom L. Tiede

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Juan J. Torrero
Print Name: Juan J. Torrero

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ John Toy
Print Name: John Toy

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Mark Truax
Print Name: Mark Truax

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Emmanuel Tzavlags
Print Name: Emmanuel Tzavlags

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Gary D. Urban
Print Name: Gary D. Urban

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Brian D. Van Oss
Print Name: Brian D. Van Oss

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Augusto L. Vidaurreta
Print Name: Augusto L. Vidaurreta

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Augusto L. Vidaurreta Jr.
Print Name: Augusto L. Vidaurreta Jr.

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Alexis Vidaurreta
Print Name: Alexis Vidaurreta

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Esther B. Vidaurreta
Print Name: Esther B. Vidaurreta

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Esther Maria Vidaurreta
Print Name: Esther Maria Vidaurreta

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Kaitlyn Vidaurreta
Print Name: Kaitlyn Vidaurreta

Social Security No.: - -

Address:

/s/ Authorized Party
(Guardian)

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Carlos L. Vincentelli
Print Name: Carlos L. Vincentelli

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Saleem Virani
Print Name: Saleem Virani

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Kevin Watson
Print Name: Kevin Watson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Marc M. Watson
Print Name: Marc M. Watson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Barry Webb
Print Name: Barry Webb

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Susan M. Webb
Print Name: Susan M. Webb

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Mark T. Weinberg
Print Name: Mark T. Weinberg

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ John A. White III
Print Name: John A. White III

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Gary A. Williams
Print Name: Gary A. Williams

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ James Wilson
Print Name: James Wilson

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Deepak Wontakal
Print Name: Deepak Wontakal

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ George Wynn
Print Name: George Wynn

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:
Name:
Title:

Taxpayer Id. No.: - -

Address:

If Investor is an individual sign below:

/s/ Jason Zintak
Print Name: Jason Zintak

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]

INVESTORS:

If Investor is a company or entity sign below:

Print Name of Investor

By:	/s/ Authorized Party
Name: Authorized Party
Title:

Taxpayer Id. No.:

Address:

If Investor is an individual sign below:

Print Name:

Social Security No.: - -

Address:

[REGISTRATION RIGHTS AGREEMENT AND CONSENT SIGNATURE PAGE]